Outperforming the grown-ups in our first year

The numbers speak for themselves.

In our first year, Paradigm Value

Fund outperformed the leading

indices — and most established

mutual funds ranked by Morningstar.

In it’s first year, it returned 60.89%.

We attribute this success to our

unique approach to research and

investment process.

Paradigm Capital Management, Inc.,

was established in 1994 in Albany,

NY. To learn more about Paradigm

and Paradigm Value Fund, please

call (518) 431-3500.

Paradigm CAPITAL MANAGEMENT, INC.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. • Please call 1-877-59-FUNDS for a free prospectus, which includes more complete information about the fund, including risks, fees and expenses. Read it carefully before you invest or send money. • The Russell 2000, S&P 600 and the S&P 500 are unmanaged indicies commonly used to measure performance of US Stocks.

NINE ELK STREET / ALBANY, NY 12207-1002 / (518) 431-3500